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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: September 13, 2004
Date of earliest event reported: September 10, 2004

BOISE CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (IRS Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho 83728-0001 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (208) 384-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On September 10, 2004, Boise Cascade Corporation (the "Company") participated in a remarketing through a Prospectus Supplement supplementing the Prospectus contained in and forming part of the Registration Statement on Form S-3 of the Company (Registration Statement Nos. 333-74981 and 333-74450) (the "Registration Statement") of its Senior Floating Rate Debentures due December 16, 2006.

        The exhibit to this Current Report on Form 8-K is incorporated into the Registration Statement by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description of Exhibit
23.5	Consent of Bell, Boyd & Lloyd LLC

1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004
BOISE CASCADE CORPORATION
	By:	/s/ KAREN E. GOWLAND Karen E. Gowland Vice President and Corporate Secretary

2

BOISE CASCADE CORPORATION

Exhibit Index

Exhibit No.	Description of Exhibit
23.5	Consent of Bell, Boyd & Lloyd LLC

3

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index